Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

A Leading Provider of
Orthopaedic and Urologic
Non-Invasive Surgical Services

Safe Harbor Statement

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of HealthTronics Surgical Services, Inc. to be materially different from any future results, performance or achievements express or implied by such forward-looking statements.  As always, these expectations and projections are based on currently available competitive, financial, and economic data, along with operating plans, and are subject to future events and uncertainties.  Among the events and uncertainties which could adversely affect future periods are: inability to establish or maintain relationships with physicians and hospitals; health care regulatory developments that prevent certain transactions with health care professionals or facilities; inability of the Company or health care providers to obtain reimbursement for use of the Company’s current or future products; competition or technological change that impacts the market for the Company’s products; and difficulty in managing the Company’s growth.  Additional factors that might cause such a difference, include, but are not limited to those discussed in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and in subsequent documents filed by HealthTronics Surgical Services with the Securities and Exchange Commission.

Company Profile

•                  A leading provider of non-invasive urologic services

•                        Lithotripsy – Leading treatment for kidney stones

•                        TUMT – Treatment of benign prostate enlargement

•                        Cryotherapy – Treatment for prostate cancer

•                  The pioneer of Orthotripsy® ESWS in the U.S.

•                        OssaTron® is the first FDA approved device for treating orthopaedic conditions with shock wave surgery

•                        OssaTron® is the only FDA approved device for multiple indications

•                        First mover in estimated $2 billion market

•                  Approximately 177 devices providing services in 47 states

•                  Relationship with approximately 15% of all U.S. urologists

Corporate Strategy

•                  Build infrastructure to support growth of Orthotripsy® nationwide

•                  Continue generating cash flow and earnings from urology operations

•                  Establish new businesses by leveraging existing base of national urology network

Market Drivers

•                  Growing demand for non-invasive and minimally invasive surgical procedures

•                  Trend from health care facilities to outsource specialized services

•                  Aging of U.S. population and promotion of healthy, active lifestyle

Multiple Revenue Sources

•                  Turnkey Clinical and Technical Services provided to doctors, hospitals and patients

•                  Management Fees from Partnerships

•                  Sale of Equipment – LithoTron®, OssaTron®

•                  Sale of Consumables

•                  Equipment Maintenance and Support

•                  Syndication Profits

Lithotripsy

[GRAPHIC]

Lithotripsy Economics

•                  Average location now treating 400 cases per year

•                  Reimbursement averages $2,000 per procedure

•                  Operating costs average $300,000 per year

•                  Partnership operating profits average $500,000 per year

•                  HealthTronics Surgical Services’ average partnership stake is approximately 30%

Prostate Services

•                  Transurethral Microwave Therapy

•             Treatment of benign prostate enlargement

•             Outpatient procedure

•             One of the largest providers in the U.S., projected to treat approximately 3,300 patients in 2004

•             Partnership model does not generally apply

•                  Cryosurgery (controlled freezing)

•             Minimally invasive treatment of prostate cancer

•             Outpatient or limited stay procedure

•             185,000 new cases in the U.S. each year

•             Better long-term outcomes compared to radiation, faster and less expensive

•             Partnership model applies

The
Prostate Problem
Epidemic?

Concerns

Patient Concerns	Payor Concerns

• Efficacy	• Cost
• Potency	• Cost
• Incontinence	• Cost
• Time	• Cost
• Complications	• Cost

BPH — Benign Prostatic Hypertrophy

•                  Non-cancerous enlargement of the prostate

•                  Affects 50% of men over age 60

•                  Symptoms associated with restricted flow of urine

•                  Multiple treatments available

HealthTronics BPH Treatment Options

•                  Trans Urethral Microwave Treatment (TUMT)

•      In office

•      Single treatment – 30 minutes

•      Good Medicare reimbursement

•                  Laser Excision

•      In surgery center

•      Single treatment – 1 hour

•      Doctors like it (more like surgery)

•      Anticipate better outcomes than TUMT

Prostate Cancer

•      Second most common cancer in males

•      230,000 new cases per year in the U.S.

•      PSA has changed the management of prostate cancer

•      Five treatment options

•      Surgery

•      Radiation

•      Cryosurgery

•      Medication

•      HIFU

Efficacy Comparison of Treatment Options
for Stage T1-T2 Prostate Cancer

[CHART]

Non-Efficacy Comparisons*

	Surgery	Radiation	Cryo	Medications	HIFU

Potency	1	2	1	1	2

Incontinence	1	3	2	3	3

Time	2	0	3	0	3

Complications	1	2	2	2	2
	5	7	8	6	10

Estimated Treatment Cost	$12,000	$25,000	$12,000	$50,000	$12,000

*Dr. Wheelock’s evaluation. Rating system: 0-awful; 1-poor; 2-acceptable; 3-good

Orthotripsy® with OssaTron®

[GRAPHIC]

[Video clip omitted]

Overview of the OssaTron® orthopaedic extracorporeal shock wave device, basic explanation of the principle of shock waves and of how the OssaTron generates and uses shock waves to treat chronic tendon-opathies such as plantar fasciitis and lateral epicondylitis.  (1 min., 35 seconds)

OssaTron® Treatment for Chronic Plantar Fasciitis

[GRAPHIC]

•                  American Podiatric Medical Association estimates over 17 million cases of heel pain in U.S. per year

•                  Over 17,000 patients treated to date in U.S. by HealthTronics

•                  HealthTronics patient history (2000 to present) demonstrates a re-treatment rate of <10%

•                  Based on current data, outcomes appear to be better than surgery

OssaTron® Treatment for Chronic Lateral Epicondylitis

[GRAPHIC]

•                  More than “tennis” elbow

•                  Opens up orthopaedic market for OssaTron®

•                  Procedure easily learned by doctor

•                  Minimal complications

•                  In double-blind, placebo-controlled clinical trial, the FDA concluded treatment is safe and effective

•                  Training of physicians now underway

Orthopaedic US Market Opportunity

Condition	Estimated # of Cases per Year	Estimated Market Size
Heel Spurs	250,000	$500	Million
Tennis Elbow	250,000	$500	Million
Achilles Tendonitis	100,000	$250	Million
Patellar Tendonitis	100,000	$250	Million
Shoulder Tendonitis	100,000	$250	Million
Delayed Union Fractures	25,000	$100	Million
AVN of the Femoral Head	25,000	$100	Million
Total		$1.95	BILLION

Orthotripsy® vs. Traditional Surgery for Plantar Fasciitis

	Orthotripsy®	Traditional Surgery
	[GRAPHIC]	[GRAPHIC]

Anesthesia	Local or IV sedation	General anesthesia or spinal

Procedure Time	< 30 Minutes	1 Hour (approx.)

Incision	No	Yes

Post-op Status	Heel pad	Boot cast, crutches

Complications	Bruising, occasional slight numbness	Bleeding, wound infection, compromised foot function, nerve damage

Recovery Time	2-3 Days	2-3 Months

Post-op Analgesia	Minimal	In quantity

Growing Clinical Acceptance and Clinical Data

[GRAPHIC]

•                  Significant number of positive clinical studies published worldwide

•                  Limited number of negative studies published worldwide

•                  NO negative studies using HealthTronics’ current treatment protocol

OssaTron Trained Physicians

[GRAPHIC]

Media Coverage

[GRAPHIC]

Treatment Locations

[CHART]

Service Locations

[GRAPHIC]

Patient Treatments

[CHART]

Revenues

(in thousands)

[CHART]

Fully Diluted Earnings per Share

[CHART]

*GAAP earnings were $.73, which includes gain on sale of $.18 from disposition of USL

Management

•      Argil Wheelock, M.D. – Chairman & CEO since 1996

20 years experience in physician-related business activities. Practicing urologist, 1979-1996.  Public company consultant 1991-1996.

•      Martin McGahan – President and COO; Previous CFO since 2001

15 years experience in healthcare finance, business development and corporate finance with various public and private companies.

•      Ronald Gully – COO of Orthopaedic Division since 2001

17 years experience in healthcare services.  Former CEO of Ascension Corporation, a healthcare billing and management firm.

•      Price Dunaway – COO and SVP of Lithotripsy Operations since 2003

20 years experience in healthcare.

•      Brad Devine – COO and SVP of Equipment Sales and Service since 1999

20 years experience in equipment maintenance and service positions.  Former technician in the US Air Force Biomedical Technology Support Division.

Stock Profile

Nasdaq:	HTRN
Share Price:	$6.75
52 Week Range:	$11.67 – $5.10
Shares Outstanding:	11.6 Million
Market Capitalization:	$78.2 Million
Average Daily Volume:	84,000
2001 EPS:	$0.28
2002 EPS:	$0.55*
2003 Est. EPS:	$0.45 - $0.55

*GAAP earnings were $.73, which  includes gain on sale of $.18 from disposition of USL

Reasons to Invest in HTRN

•                  Rapidly growing innovator with the first FDA-approved device for orthopaedic shock wave surgery

•                  Addressing large untapped orthopaedic market that could exceed $2 billion

•                  Steady cash flow from kidney lithotripsy business financing new opportunities in orthopaedics and urology

•                  Physician network that will be leveraged to offer additional products and services

•                  Record of strong growth in sales and earnings

•                  Experienced management team

[LOGO]